sezzle

The Responsible Way to Pay

Investor Presentation

August 2024

Disclaimer

Cautionary Note Regarding Forward-Looking Statements

This presentation (the "Presentation") contains summary information about the activities of Sezzle as of the date of this Presentation. The information in this Presentation is of a general nature and does not purport to be complete and the information in the Presentation remains subject to change without notice. Also, the information in the Presentation should not be relied upon as advice to potential investors or current shareholders. This Presentation has been prepared without taking into account the objectives, financial situation or needs of any particular prospective investor or current shareholder. Before making an investment decision, prospective investors and current shareholders should consider the appropriateness of the information having regard to their own objectives, financial situation and needs and seek appropriate advice, including financial, legal and taxation advice appropriate to their jurisdiction. The Presentation also includes information regarding our market and industry that is derived from publicly available third-party sources that have not been independently verified by Sezzle.

This Presentation contains certain "forward-looking statements" under Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including, but not limited to, statements regarding our anticipated new products, our ability to gain future market share, our timeline and intentions relating to operations in international markets, our strategy, our future operations, our financial position, our estimated revenues and losses, our projected costs, our prospects, and the plans and objectives of management. These forward-looking statements are generally identified by the words "could," "believe," "anticipate," "intend," "estimate," "expect," "project" or other words or expressions of similar meaning (or the negative versions of such words or expressions). These forward-looking statements are subject to a number of risks and uncertainties, including those set out in this Presentation, but not limited to: (i) impact of the "buy-now, pay-later" ("BNPL") industry becoming subject to increased regulatory scrutiny; (ii) impact of operating in a highly competitive industry; (iii) impact of macro-economic conditions on consumer spending; (iv) our ability to increase our merchant network, our base of consumers and Underlying Merchant Sales ("UMS"); (v) our ability to effectively manage growth, sustain our growth rate and maintain our market share; (vi) our ability to maintain adequate access to capital in order to meet the capital requirements of our business; (vii) impact of exposure to consumer bad debts and insolvency of merchants; (viii) impact of the integration, support and prominent presentation of our platform by our merchants; (ix) impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; (x) impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; (xi) impact of the loss of key partners and merchant relationships; (xii) impact of exchange rate fluctuations in the international markets in which we operate; (xiii) impact of our delisting from the Australian Securities Exchange and trading on the Nasdaq Capital Market as our sole trading exchange; (xiv) our ability to protect our intellectual property rights and third party allegations of the misappropriation of intellectual property rights; (xv) our ability to retain employees and recruit additional employees; (xvi) impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and Canada; (xvii) our ability to achieve our public benefit purpose and maintain our B Corporation certification; and (xviii) the other factors identified in the "Risk Factors" section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on February 29, 2024, subsequent quarterly reports on Form 10-Q, and subsequent reports on Form 8-K. These forward-looking statements are based on our current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Nevertheless, and despite the fact that management's expectations and estimates are based on assumptions management believes to be reasonable and data management believes to be reliable, our actual results, performance or achievements are subject to future risks and uncertainties, any of which could materially affect our actual performance. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements to reflect events or circumstances after the date of this Presentation.

This Presentation has been prepared in good faith, but no representation or warranty, express or implied, is made as to the fairness, accuracy, completeness, correctness, reliability or adequacy of any statements, estimates, opinions or other information, or the reasonableness of any assumption or other statement, contained in the Presentation (any of which may change without notice).
All financial figures are expressed in U.S. dollars unless otherwise stated.

In addition to financial measures presented in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"), this Presentation includes certain financial information, including Underlying Merchant Sales ("UMS"), Active Subscribers and Active Consumers, which has been provided as supplemental measures of operating performance that are key metrics used by management to assess Sezzle's growth and operating performance. For example, UMS is an operating metric in assessing the volume of transactions that take place on the Sezzle Platform, which is an indicator of the success of our merchants and the strength of the Sezzle Platform. Sezzle also use these operating metrics in order to evaluate the effectiveness of our business strategies, to make budgeting decisions, and to compare our performance against that of other peer companies using similar measures. UMS, Active Subscribers and Active Consumers do not represent revenue earned by Sezzle, are not components of Sezzle's income or included within Sezzle's financial results prepared in accordance with GAAP. The UMS, Active Subscribers and Active Consumers financial measures used by Sezzle may differ from the non-U.S. GAAP financial measures used by other companies.

No Offer or Solicitation

This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or pursuant to another available exemption.

Table of Contents

Sezzle at a Glance

Prized BNPL Platform

AWARDED BY

CNBC | Forbes | Digital Journal | 11FS | Money | Minneapolis/St. Paul Business Journal | Fortune | BuySide WSJ | Worth

Date	Milestone
Jan 2016	Sezzle Founded
Jul 2019	IPO on Australian Securities Exchange (ASX)
Nov 2020	Launch of Sezzle Up
Mar 2021	Attained B Corp Certification
Jun 2022	Launch of Subscription Product
Jul 2022	Termination of Planned Merger with Zip Co. (Announced Feb 2022)
Sep 2022	First Quarter of Profitability (Initiatives Announced in Mar 2022)
Jan 2024	Delisted from ASX (Listed on Nasdaq Aug 2023)
July 2024	Completed $20M in Stock Repurchases[1]

SINCE LAUNCH[2]

$7.8+ Billion
Underlying Merchant Sales

81+ Million
Total Orders

15+ Million
Completed Sign-Ups

[1] As of July 9, 2024, Sezzle completed its $20.0 million in stock repurchase plans announced on December 22, 2023 ($5.0 million) and June 20, 2024 ($15.0 million).
[2] Since Launch figures are rounded to the nearest million.

2Q24 Snapshot

60.2%
Total Revenue Growth
(2Q24 YoY)

$29.7 million
Net Income
(2Q24)

53.1%
Net Income Margin
(2Q24)

74.3%
Return on Equity for the Quarter[2]
(2Q24)

$40.0 million
FY24 Adjusted Net Income Guidance

$6.75
FY24 Adjusted Net Income per Diluted Share

App Store	Google Play	Trustpilot
4.9	4.6	4.3

462,000
Active Subscribers[3]
(as of June 30, 2024)

$13.1 million
Adjusted Net Income[1]
(2Q24)

23.3%
Adjusted Net Income Margin[1]
(2Q24)

70x
# of Txn. by Top 10% Consumers
(LTM ending June 30, 2024)

[1] Adjusted Net Income and Adjusted Net Income Margin (defined as Adjusted Net Income (Loss) as a percentage of Total Revenue) are non-GAAP financial measures. For a reconciliation of Net Income to Adjusted Net Income, see Appendix III. The adjustment for the quarter ending June 30, 2024, consists of ($16.8M) related to the release of deferred tax asset valuation allowance and $0.3M related to the loss on extinguishment of debt.
[2] Return on Equity is calculated by taking 2Q24 Net Income divided by the average of the beginning and ending balances of Stockholders' Equity for the respective period.
[3] Active Subscribers are rounded to the nearest thousand.

OUR MISSION

Financially Empowering the Next Generation

Committed to Driving Change

Justice
Financial accessibility, Diversity & inclusion, Employee security & wellness

Integrity
Governance & controls, Integrated decision-making, Workplace culture

Stewardship
Responsible lending, Environment & climate change, Data security & mgmt.

Advancement
Product innovation, Community reinvestment, Employee career development

Our Guiding Principles

- **Positively Affecting Profitability**
- **Increasing Consumer Lifetime Value (LTV)**
- **Acquiring New Users**
- **Enhancing Stakeholder Satisfaction**

Sezzle Investment Highlights

Profitable Pure-Play BNPL

Achieved Net Income for every quarter since 3Q22, driven by the success of FY22 and FY23 Initiatives

Delivering Shareholder Value

Completed the $20.0M of stock repurchase plans, delivered $13.1M in Adjusted Net Income[1] and ROE of 74.3% in 2Q24, and revised guidance upwards to $45.0M in FY24 Adjusted Net Income and Adjusted Net Income per Diluted Share[1] of $6.75

Prudent, Simple, and Sustainable Capital Structure

Sole debt funding through the receivables line of credit and no hybrid securities

Responsible, Transparent Lending

One free installment reschedule per order and low default rates through proprietary AI-driven underwriting algorithms

Providing Financial Access to the Underserved

Primarily serve consumers with limited access to traditional credit products (e.g., younger generation and prime-to-be)

Stakeholder-Focused Approach

Only BNPL that is a certified B Corporation with governance and values aligned to enhance the well-being of all stakeholders

[1] Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share are non-GAAP financial measures. For a reconciliation from GAAP to non-GAAP financial measures, see Appendix III.

The Markets We Serve

The Nascent and Growing BNPL Market

Buy Now, Pay Later (BNPL) represents less than 2%
of North America's Total Commerce Transaction Value



Digital Wallet 15%
Cash 10%
Other Payment Products 4%
Debit Card 29%
Credit Card 40%
BNPL & POS Financing 2%
$207.3B

Sezzle represents less than 1%
of North America's Total BNPL Market



POS Financing
$117.1B
E-Commerce BNPL
$90.2B

Significant Opportunity for Market Growth in North America

BNPL Market Penetration by Country

United States	5%
Netherlands	13%
Australia	14%
Germany	23%

Source: FIS Global Payments 2023 Report.

Projected U.S. BNPL Growth vs. Retail Sales Growth


U.S. Retail Sales Growth
U.S. BNPL Growth
4%
2024
12%
35% - 40%
Sezzle FY24 Guidance
Total Revenue Growth
2%
2025
20%
5%
2026
15%
3%
2027
12%

Source: eMarketer, Oberlo.

Sezzle Footprint

Core Markets

United States

- Represented 91.3% of the Company's total Underlying Merchant Sales (UMS) in FY23

Canada

- Represented 8.7% of the Company's total UMS in FY23
- Highest rated & most reviewed BNPL app in Canada's App Store and Google Play Store
- The only BNPL that offers consumers the ability to build credit through Pay-in-4

Discontinued Markets
(2022)

Brazil **India** **EU**

U.S. Consumer Credit Market Snapshot

Younger generations struggle with below average credit scores

2023 U.S. FICO Distribution[3]


12%
17%
22%
28%
21%
Poor 300-579
Fair 580-669
Good 670-739
Very 740-799
Exceptional 800-850

2023 Average FICO by Generation[3]


760
745
709
690
680
U.S. Avg: 715
Silent Generation (77+)
Baby Boomers (58-76)
Generation X (42-57)
Millennials (26-41)
Generation Z (18-25)

49M Adults who are either credit invisible or unscoreable[1]

25% Adults who have been rejected at least once when applying for credit products[2]

[1] Credit invisible are those with no mainstream credit profile at the credit bureaus; unscoreable are those with some information in their mainstream credit file, but not enough to generate a conventional score. *2022 Financial Inclusion and Access to Credit*, Oliver Wyman & Experian.
[2] *How Credit Insecurity is Changing U.S. Consumers' Borrowing Habits*, PYMNTS.
[3] *Experian*.

Why Millions of Consumers Choose Sezzle

Increasing **financial inclusion** by providing credit to those who often face challenges in accessing traditional credit options

Consumers

76%
of Sezzle Consumers are ages between 18 — 46 (Gen Z & Millennial)

40%[1]
of BNPL users would leave carts without BNPL offered at checkout

71%[1]
of BNPL users utilize/would use BNPL for cash flow management

1 out of 3[1]
BNPL users reported increased credit score

Trustpilot

This is Sezzle!
"Sezzle is a great way to help build credit and purchase things in a less 'pressure on the pocket' kinds way by allowing one to split payments up into four less expensive payments. Awesome."

Aaron

Trustpilot

Sezzle is great
"Sezzle is great. I use it anywhere and everywhere clothes, groceries, even bills when I've needed to. Easy to use better than credit card for me."

Quinton

[1] PYMNTS series entitled "The Credit Accessibility Series" in collaboration with Sezzle.

Robust & Expanding Product Ecosystem

We're Building an All-Encompassing Services Platform

From credit building to paying later anywhere, we are constantly evolving to match the needs of our users


Pay-in-Two
Anywhere
Payment Streaks
Enhanced Product Marketplace
Premium
Pay-in-Full
Long-Term Product
Pay-in-4
Credit Building
Working Capital Loans for Merchant Partners
Virtual Card

Comprehensive Suite of Payment Options

Offering a full suite of payment options, allowing consumers to choose based on their schedule and needs

Pay-in-Full


sezzle
Complete your order
Order Total
Promo Code
Complete order

Pay-in-2


sezzle
Complete your order
Order Total
Complete order

Pay-in-4


sezzle
Complete your order
Order Total

Long-Term


sezzle
Choose a plan
Agree & Continue

Example: $100 Purchase

Pay-in-Full: 100% — $100, Time of purchase

Pay-in-2: 50% | 50% — $50 Time of purchase; $50 Week 2

Pay-in-4: 25% | 25% | 25% | 25% — $25 Time of purchase; $25 Week 2; $25 Week 4; $25 Week 6

Long-Term: Monthly With APR[1] — $8.33 Each Month

[1] Length of loan and APR varies by user and merchant offering and is determined by Sezzle's long-term lending partner.

Helping Consumers Build Credit

The only BNPL provider in North America to offer credit reporting optionality through Pay-in-4 in the U.S. and Canada


12:00
sezzle up
Start Your Journey
to Better Credit
TransUnion EQUIFAX experian Innovis
You're almost there
Complete all 3 steps to join Sezzle Up
1/3
Link your checking account & set it as your default payment method
Verify your account with your SSN
Pay off one order on time & in full

TransUnion EQUIFAX experian Innovis

Files Sezzle Up consumer purchase activities to all major credit bureaus in the U.S.

Lower

2nd payment failure rate for average Sezzle Up consumer versus non-Sezzle Up consumer

Higher

Order count per Sezzle Up consumer versus non-Sezzle Up consumer


Sezzle Subscriptions
Shop bigger brands with our subscriptions
Anywhere
Premium
Pay in 4 anywhere Visa is accepted
In-app deals & discounts
1 extra free reschedule per order
Priority customer support
Up to 1% back on purchases paid upfront
$10 in monthly Sezzle Spend credits
Monthly thank-you gift ($30 value)
Join Anywhere
Welcome to
Premium
Congratulations! You've gained access to hundreds of premium brands and other exclusive benefits.
Let's go
WELCOME TO
anywhere
The Sezzle Virtual Card can now be used to pay in 4 anywhere Visa is accepted.
Sezzle Subscriptions
Shop bigger brands with our subscriptions
Anywhere
Premium
Pay in 4 at 350+ exclusive in-app brands
In-app deals & discounts
1 extra free reschedule per order
Priority customer support

Providing an Elevated Experience

462,000 Active Subscribers[1] Across Premium & Anywhere

	ANYWHERE	PREMIUM
NPS[4]	74 (6 Pts QoQ ▲)	57 (7 Pts QoQ ▲)

~36% In-store Orders as % of Total Anywhere Orders[2]

~29x Top 10% Anywhere Subscribers 90-days Frequency[3]

~7+ More Orders from Subscribers vs. Non-Subscribers during 2Q24 on Average

Top 5 Anywhere Verticals

- General Merchandise
- Discount & Specialty
- Grocery & Supermarkets
- Utilities
- Restaurants

Top 5 Non-Anywhere Verticals

- Sports & Hobbies
- General Merchandise
- Women's Clothing & Accessories
- Discount & Specialty Stores
- Health & Wellness

[1] As of June 30, 2024; Active Subscribers rounded to the nearest thousand. [2] Orders placed during 2Q24. [3] Date as of July 1, 2024. [4] NPS as of July 1, 2024.

Fostering Financial Responsibility Through Gamification

Payment Streaks

Bronze → Silver → Gold → Platinum → Diamond → Onyx


9:41
5 / 20 payments
Make a payment
How to Streak
Each successful payment greater than $15 counts as one streak. Payments made with a bank account will show as pending until the payment has fully processed.
Continue


9:41
Platinum
Diamond
Onyx
Give $10 get $20
32 giveaway entries per order / month
Level Up Tiers
While the Gold tier glimmers, make payments to level up and make it to Onyx for the best benefits. The higher the tier, the better the benefits!
Continue


9:41
Don't Drop the Ball
Make consecutive on-time payments to stay in your respective tier. Prevent moving down tiers by placing orders and avoiding failing payments.
Continue

- Seamlessly manage payments, unlock perks, and embark on a journey towards financial wellness
- Ascend through loyalty tiers for consistent & timely payments
- Benefits[1] include entries in monthly giveaways, bonuses, and failed payment fee forgiveness
- Now available in both the U.S. & Canada

[1] Benefits vary by tiers.

Unlocking Growth For Our Merchant Partners

Driving **traffic and incremental revenue** through
a frictionless checkout experience and customized marketing capabilities

Merchant Benefits

<6 Months[1]
Payback period

Up to 57%[1]
Average Order Value Lift

110%[1]
Return on Investment (ROI)

Ad Integration

Providing Extra Visibility for Merchant Partners through the Ad Integration

Product Marketplace



Providing Hyper-Personalized Merchant and Product Recommendations

In-App Placement


Search stores, brands, and products
Most Popular Brands
Premium Brands
View All

Maximizing Engagement & Driving Additional Sales for Merchant Partners

[1] *2023 The Total Economics Impact of Sezzle*, Forrester Research, Inc.

Expanding Our Merchant Ecosystem

Initial Business Model	Launched in 2Q22	Launched in 2Q23



shopify
Magento
WiX.com
BIGCOMMERCE
comment sold
WOO COMMERCE
Justifi
$184.99
4 payments of $46.24 with sezzle

Direct & Virtual Card Integration

Economics for Sezzle:

- Merchant discount rate (MDR)
  - Interchange revenue (VC integration)



Premium

Premium

Economics for Sezzle:

- Affiliate & Gift Card commission
  - Interchange revenue
  - Subscription revenue



anywhere
sezzle
VISA

Anywhere

(Anywhere VISA is accepted)

Economics for Sezzle:

- Interchange revenue
- Subscription revenue

Innovation Expands Reach and Lifetime Value

Consumer Lifetime Value (LTV)



Premium & Anywhere

Subscription (2022 & 2023)

- Premium: Access to 350+ Premium Merchants & Gift Card platform partners
- Anywhere: Provides consumers the ability to shop anywhere Visa is accepted



Sezzle Up

Credit Reporting (2021)

- Free to opt-in credit builder
- Reports consumer payments to credit bureaus to help users build credit through BNPL



Pay-in-4, Pay-in-Full, Pay-in-2

Direct Integration (2017[1])

- User generally acquired at point of checkout
- Shops at select Sezzle merchants

4Q24

Bank Sponsorship

Immediate Benefits

- Launch of On-Demand Product
- Unification of Fees
- Streamline Regulatory Approach

Potential Future Products

- Checking Accounts
- Cash Advances
- Credit Building Products

Time

[1] Pay-in-4 was first introduced in 2017, followed by Pay-in-Full in 2022, and the subsequent launch of Pay-in-2 in 2023.

Growing Our Brand Presence



sezzle
WOLVES

Minnesota Timberwolves
Official Jersey Sponsor



GET FINANCIALLY
FIT WITH SEZZLE
REFRESH
RESPONSIBLY

Social Media Engagement Campaigns

Growing Profitably Through Strong Execution

Early Focus on Profitability Beginning in FY22

Revenue Initiatives

- Introduced Sezzle Premium
- Offboarded or renegotiated pricing with merchants and network partners
- Affiliate merchant enhancements
- Incentivized consumers to shift from card to ACH
- Introduced Pay-in-Full

Cost Initiatives

- Improved credit underwriting
- Reduction in workforce (RIF)
- Ceased payment operations in India
- Began wind-down of Europe and Brazil
- Reduced, renegotiated, and eliminated non-critical third-party tech and marketing spend

Mar 2022 — **$10 million**
Announced reduction of workforce (RIF)

April 2022 — **$17+ million**
Announced initiatives to accelerate path to profitability

July 2022 — **$50+ million**
Expanded list of initiatives and raised benefit to $50M

Sep 2022 — **$60+ million**
Further raised the impact from the initiatives by $10M

$70 million
Annualized Impact at the end of FY22

Initiatives Drive Profitability

Initiatives Exceeding Expectations



$7.1 Million
2023 Net Income
FY22 Initiatives
Net Impact of the Profitability Initiatives
($38.1) Million
FY23 Initiatives
2022 Net Income

FY24 Initiatives In the Works

New Product Launches

- Payment Streaks *(completed)*,
- Product Marketplace *(testing)*, and
- Bank-enabled Products

Bank Sponsorship

- Unification of standards across the U.S.
  - Regulatory approach & consistency of fees
- Bank-enabled Products

Increasing Operational Efficiency & Productivity with Proprietary A.I. Models

Enhanced Underwriting

Baby Prophet (new consumers signups), Prophet(v4) (existing consumers) models evaluate credit using Sezzle internal data and determine spending power


A.I.

Payment Processing (near future)

Improved payment processing flow (e.g., minimize payment processing costs)

Fraud Detection

False Prophet machine learning (ML) model for fraud identification

Personalized Shopping (near future)

Tailored merchant and product views for consumers

Annual Snapshot

	2022 Actual	2023 Actual	2024 Guidance
Total Revenue	$125.6M	$159.4M	35% - 40% Growth
Net Income (Loss)	($38.1M)	$7.1M	$55.0M
Adjusted Net Income (Loss)[1]	($41.5M)	$5.6M	$40.0M
Adjusted Net Income (Loss)[1] Per Diluted Share	($7.63)	$0.99	$6.75
Total Revenue Less Transaction Related Costs[2] as a % of Total Revenue	37.5%	50.8%	55.0%
Non-Transaction Related OpEx[3] as a % of Total Revenue	75.5%	46.9%	*Not Provided*

[1] Adjusted Net Income (Loss) is a non-GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income (Loss), see Appendix III.
[2] Total Revenue Less Transaction Related Costs is a non-GAAP financial measure. For a reconciliation of Operating Income and Total Revenue Less Transaction Related Costs, see Appendix I.
[3] Non-Transaction Related Operating Expenses is a non-GAAP financial measure and is equal to Personnel, Third-Party Technology and Data, Marketing, Advertising, and Tradeshows, and General and Administrative Operating Expenses. See Appendix I for reconciliation of Non-Transaction Related Operating Expenses and respective definitions.

2Q24 Snapshot

	2Q23	2Q24	YoY Change
Total Revenue	$34.9M	$56.0M	60.2% ⬆
Net Income	$1.1M	$29.7M	2,505.9% ⬆
Adjusted Net Income (Loss)[1]	($0.2M)	$13.1M	6,952.5% ⬆
Adjusted Net Income (Loss)[1] Per Diluted Share	($0.03)	$2.17	6,523.4% ⬆
Total Revenue Less Transaction Related Costs[2] as a % of Total Revenue	53.7%	57.6%	3.9 Pts ⬆
Non-Transaction Related OpEx[3] as a % of Total Revenue	54.2%	32.9%	-21.3 Pts ⬇

[1] Adjusted Net Income (Loss) is a non-GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income (Loss), see Appendix III.
[2] Total Revenue Less Transaction Related Costs is a non-GAAP financial measure. For a reconciliation of Operating Income and Total Revenue Less Transaction Related Costs, see Appendix I.
[3] Non-Transaction Related Operating Expenses is a non-GAAP financial measure and is equal to Personnel, Third-Party Technology and Data, Marketing, Advertising, and Tradeshows, and General and Administrative Operating Expenses. See Appendix I for reconciliation of Non-Transaction Related Operating Expenses and respective definitions.

2Q24 YoY Engagement Metrics

Active Subscribers[2] *(Premium & Anywhere)* — **+294k YoY**

2Q24	**462,000**
2Q23	168,000
2Q22	14,000

Repeat Usage As A % Of Total Orders (Cumulative) — **+82 Bps YoY**

2Q24	**95.5%**
2Q23	94.7%
2Q22	93.5%

Active[1] Consumers — **-0.9% YoY**

2Q24	**2,612,000**
2Q23	2,637,000
2Q22	3,245,000

Quarterly Purchase Frequency (Average) — **+1.5x YoY**

2Q24	**4.8x**
2Q23	3.3x
2Q22	2.9x

Unique Merchants[2] Shopped at by Consumers — **+175k YoY**

2Q24	**209,000**
2Q23	34,000
2Q22	31,000

Number of Transactions[2] — **+47.3% YoY**

2Q24	**5,063,000**
2Q23	3,437,000
2Q22	3,665,000

[1] Active is defined as having had at least one transaction through the Sezzle Platform in the last twelve months, not subject to a minimum required number of transactions criteria (Consumers rounded to nearest thousand).
[2] Active Subscribers, Unique Merchants, and Number of Transactions are rounded to the nearest thousand.
Note: Active Consumer and Number of Transactions numbers have been adjusted to exclude Brazil, Europe, and India, which have been discontinued.

Last Twelve Months (LTM) QoQ Engagement Metrics

Active Subscribers[2] *(Premium & Anywhere)*


210,000
307,000
371,000
462,000
3Q23
4Q23
1Q24
2Q24

+91k QoQ

Active[1] Consumers


2,572,000
2,601,000
2,594,000
2,612,000
3Q23
4Q23
1Q24
2Q24

+0.7% QoQ

Unique Merchants[2] Shopped at by Consumers


139,000
178,000
173,000
209,000
3Q23
4Q23
1Q24[3]
2Q24

+36k QoQ

[1] Active is defined as having had at least one transaction through the Sezzle Platform in the last twelve months, not subject to a minimum required number of transactions criteria (Consumers rounded to nearest thousand).
[2] Active Subscribers and Unique Merchants are rounded to the nearest thousand.
[3] Previously reported as 149,000. Revised to 173,000 based on further analysis of unique merchant classifications.

Total Revenue & UMS



Total Revenue
9.1%
8.7%
8.1%
9.5%
10.5%
$34.9
$40.8
$48.9
$47.0
$56.0
2Q23
3Q23
4Q23
1Q24
2Q24
Total Revenue ($ in millions)
% of UMS



Underlying Merchant Sales (UMS)
+38.9% YoY
$383.1
$469.5
$601.9
$492.7
$532.2
2Q23
3Q23
4Q23
1Q24
2Q24
UMS ($ in millions)

Transaction Related Costs

Transaction Expense



$7.9
$9.9
$13.1
$11.8
$10.7
2.1%
2.1%
2.2%
2.4%
2.0%
2Q23
3Q23
4Q23
1Q24
2Q24
Transaction Expense ($ in millions)
% of UMS

Net Interest Expense



1.0%
0.9%
0.8%
0.8%
0.5%
$3.9
$4.1
$4.5
$4.1
$2.9
2Q23
3Q23
4Q23
1Q24
2Q24
Net Interest Expense ($ in millions)
% of UMS

Provision for Credit Losses



$4.3
$6.7
$10.5
$5.1
$10.1
1.1%
1.4%
1.7%
1.0%
1.9%
2Q23
3Q23
4Q23
1Q24
2Q24
Provision for Credit Losses ($ in millions)
% of UMS

Transaction Related Costs[1]



$16.2
$20.8
$28.1
$21.0
$23.7
4.2%
4.4%
4.7%
4.3%
4.5%
2Q23
3Q23
4Q23
1Q24
2Q24
Transaction Related Costs ($ in millions)
% of UMS

[1] Transaction Related Costs is a non-GAAP financial measure. For a reconciliation of Transaction Related Costs see Appendix II for reconciliation.

Total Revenue Less Transaction Related Costs[1]


As a % of Total Revenue
$18.8
$20.1
$20.8
$26.0
$32.2
53.7%
49.2%
42.5%
55.3%
57.6%
2Q23
3Q23
4Q23
1Q24
2Q24
Total Revenue Less Transaction Related Costs ($ in millions)
% of Total Revenue


As a % of UMS
$18.8
$20.1
$20.8
$26.0
$32.2
4.9%
4.3%
3.5%
5.3%
6.1%
2Q23
3Q23
4Q23
1Q24
2Q24
Total Revenue Less Transaction Related Costs ($ in millions)
% of UMS

[1] Total Revenue Less Transaction Related Costs is a non-GAAP financial measure. For a reconciliation of GAAP Operating Income and Total Revenue Less Transaction Related Costs see Appendix I for reconciliation.

Non-Transaction Related Operating Expenses

% of Total Revenue


$18.9
$18.9
$17.6
$16.2
$18.4
54.2%
46.2%
36.0%
34.5%
32.9%
2Q23
3Q23
4Q23
1Q24
2Q24
Non-Transaction Related Operating Expenses ($ in millions)
% of Total Revenue

Total Revenue Less Transaction Relates Costs vs. Non-Transaction Related OpEx[1]


$18.9
$18.8
$20.1
$18.9
$20.8
$17.6
$26.0
$16.2
$32.2
$18.4
2Q23
3Q23
4Q23
1Q24
2Q24
Non-Transaction Related Operating Expenses ($ in millions)
Total Revenue Less Transaction Related Costs ($ in millions)

[1] Non-Transaction Related Operating Expenses and Total Revenue Less Transaction Related Costs are non-GAAP financial measures. See Appendix I for reconciliations.

Net Income and Adjusted Net Income (Loss)[1]

Net Income



3.3%
3.2%
6.0%
17.0%
53.1%
$29.7
$8.0
$2.9
$1.1
$1.3
2Q23
3Q23
4Q23
1Q24
2Q24
Net Income ($ in millions)
% of Total Revenue

Adjustments[1]



Includes $16.8 million discrete income tax benefit from the release of the valuation allowance previously recorded on deferred tax assets
$1.4
($1.3)
($0.1)
($0.4)
($16.6)
2Q23
3Q23
4Q23
1Q24
2Q24
Adjustments ($ in millions)

Adjusted Net Income (Loss)[2]



(0.5%)
2.9%
5.3%
19.9%
23.3%
$13.1
$9.4
$2.6
$1.2
($0.2)
2Q23
3Q23
4Q23
1Q24
2Q24
Adjusted Net Income (Loss) ($ in millions)
% of Total Revenue

[1] As part of the reconciliation of Net Income and Adjusted Net Income (Loss), fair value adjustments on warrants have been made for the periods from 2Q23 to 1Q24. For 2Q24, the adjustments consist of ($16.8M) related to the release of the valuation allowance previously recorded on deferred tax assets and $0.3M related to the loss on extinguishment of debt.

[2] Adjusted Net Income (Loss) is a non-GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income (Loss) see Appendix III for reconciliation.

Net Income and Adjusted EBITDA[1]



Net Income & Adjusted Net Income (Loss)[2]
$1.1
($0.2)
$1.3
$1.2
$2.9
$2.6
$8.0
$9.4
$29.7
$13.1
2Q23
3Q23
4Q23
1Q24
2Q24
Net Income ($ in millions)
Adjusted Net Income (Loss) ($ in millions)



Non-GAAP Adjusted EBITDA[1]
$6.4
$7.6
$7.8
$15.0
$18.4
18.3%
18.5%
15.9%
31.9%
32.9%
2Q23
3Q23
4Q23
1Q24
2Q24
Adjusted EBITDA ($ in millions)
% of Total Revenue

[1] Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation Adjusted EBITDA, see Appendix II.
[2] Adjusted Net Income (Loss) is a non-GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income (Loss) see Appendix III for reconciliation.

Credit Facility

Lender	BASTION
Size	$150 million plus $75 million accordion
Term	3 years
Spread	3-month Term Secured Overnight Financing Rate (SOFR) + 6.75% with a SOFR floor of 2.00%
Advance	85% - 90% of eligible originations, dependent upon receivable performance
Unused Additional Interest	0.5% of unused funds, paid annually
Minimum Utilization	$60 million throughout the life of the facility; previous facility minimum utilization was $80 million
Other	Covenants, representations & warranties, and reporting obligations typical of a similar receivables warehouse facility

Equity Capital Management

Evaluating Capital Return Options for Shareholders

December 22, 2023

$5.0M

Announcement of Sezzle's First Share Repurchase Plan

June 20, 2024

$15.0M

Announcement of Sezzle's Second Share Repurchase Plan

July 9, 2024

Completion of the Company's Stock Repurchase Plans

Select Balance Sheet Metrics

$ in Thousands	*Audited* Dec 31, 2023	*Unaudited* Mar 31, 2024	*Unaudited* Jun 30, 2024
Key Assets			
Cash and cash equivalents[1]	$67,624	$77,785	$58,026
Restricted cash	$3,075	$4,400	$5,966
Total cash	$70,699	$82,185	$63,992
Total notes receivables, net	$130,633	$103,332	$119,235
Key Liabilities			
Merchant accounts payable	$74,135	$73,733	$71,252
Drawn on Line of Credit[2]	$95,000	$72,000	$70,000
Total Stockholders' Equity[1]	$22,094	$29,613	$50,290

[1] On December 22, 2023, and June 20, 2024, our Board of Directors authorized stock repurchase plans to buy back up to $5 million and $15 million of outstanding shares, respectively. These plans expired on June 17, 2024, and July 9, 2024, respectively, in accordance with their terms.
[2] The availability on the Line of Credit for quarters ending June 30, 2024, March 31, 2024, and December 31, 2023 is as follows: $35.3M, $3.6M, and $3.5M, respectively.

FY24 Outlook Provided with 2Q24 Earnings

	2022 Actual	2023 Actual	2024 Guidance (2Q24)	2024 Guidance (Provided in 1Q24)
Total Revenue	$125.6M	$159.4M	**35% - 40% Growth**	$200M; up 25%
Total Revenue Less Transaction Related Costs[1] as a % of Total Revenue	37.5%	50.8%	**55.0%**	50.0%
Net Income (Loss)	($38.1M)	$7.1M	**$55.0M**	$30.0M
Net Income (Loss) Per Diluted Share	($7.00)	$1.25	**$9.25**	$5.00
Adjusted Net Income (Loss)[2]	($41.5M)	$5.6M	**$40.0M**	N/A - New guidance
Adjusted Net Income (Loss) Per Diluted Share	($7.63)	$0.99	**$6.75**	N/A - New guidance
Second Half 2024 Tax Rate Assumption	*The Company expects a mid-single digit annualized effective tax rate for the remainder of FY24, before consideration of discrete tax items*			

Market data as of 8/5/2024[3]	**S&P 500**	**Nasdaq Comp.**	**Russell 2000**	sezzle *(CY24 Adj. Net Income / Diluted Share)*
Price / CY24 Consensus EPS	21.4x	32.1x	27.3x	**10.4x**

[1] Total Revenue Less Transaction Related Costs is a non-GAAP financial measure. For a reconciliation of Operating Income and Total Revenue Less Transaction Related Costs see Appendix I for reconciliation.
[2] Adjusted Net Income (Loss) is a non-GAAP financial measure. For a reconciliation of Net Income and Adjusted Net Income (Loss) see Appendix III for reconciliation.
[3] Source: Bloomberg; indices multiples reflect price to CY2024E consensus EPS, and Sezzle's multiple reflects price to FY2024 Adjusted Net Income (Loss) per Diluted Share based on new 2Q24 guidance.

Our Long-Term Vision


Top of Wallet Financial Tools
Banking-enabled Products
Enhanced Product Marketplace
Launch of Payment Streaks
Launch of Sezzle Anywhere
Enhanced Affiliate Payment Models
Launch of Pay-in-2 and Pay-in-Full
Launch of Sezzle Up in Canada
Launch of Sezzle Premium
Launch of Sezzle Capital
Launch of Sezzle Up in the U.S.
Launch of Sezzle Platform
2017
2020
2021
2022
2023
2024 & Future

Sezzle Recap

Financial Performance

- Prudent, simple, and sustainable capital structure
- Continuous assessment of capital return options for shareholders, including special dividends, share repurchases, or both

Product Innovation

- Responsible and transparent lending practices
- Providing financial access to the Next Generation

Sustainability

- Only B Corp Certified BNPL
- Stakeholder-focused approach

Sezzle Leadership

Executive Team



Charlie Youakim
Co-founder,
Executive Chairman & CEO



Paul Paradis
Co-founder,
Chief Revenue Officer



Karen Hartje
Chief Financial Officer



Amin Sabzivand
Chief Operating Officer

Appendices

Appendix I: Reconciliation of GAAP to Non-GAAP Measures

Total Revenue Less Transaction Related Costs

(in $ thousands)	For the three months ended					For the twelve months ended	
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	December 31, 2023	December 31, 2022
Operating income	$ 16,699	$ 13,835	$ 7,667	$ 5,350	$ 3,763	$ 22,200	$ (28,435)
Personnel	12,737	11,025	11,700	11,079	12,017	46,374	51,217
Third-party technology and data	2,180	2,157	2,161	2,003	1,904	7,816	8,190
Marketing, advertising, and tradeshows	995	655	1,856	3,615	3,314	11,984	18,972
General and administrative	2,522	2,380	1,912	2,184	1,698	8,588	16,412
Net interest expense	(2,911)	(4,081)	(4,515)	(4,143)	(3,933)	(15,968)	(8,601)
Reimubrsement of merger-related costs	-	-	-	-	-	-	(11,000)
Write-off of unamortized debt issuance costs	-	-	-	-	-	-	316
Total revenue less transaction related costs	$ 32,222	$ 25,971	$ 20,781	$ 20,088	$ 18,762	$ 80,994	$ 47,071

Non-Transaction Related Operating Expenses

(in $ thousands)	For the three months ended					For the twelve months ended	
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	December 31, 2023	December 31, 2022
Operating expenses	$ 39,269	$ 33,144	$ 41,234	$ 35,494	$ 31,174	$ 137,156	$ 154,005
Transaction expense	(10,742)	(11,787)	(13,086)	(9,937)	(7,946)	(39,208)	(40,777)
Provision for credit losses	(10,094)	(5,140)	(10,520)	(6,677)	(4,296)	(23,187)	(29,437)
Reimbursement of merger-related costs	-	-	-	-	-	-	11,000
Non-transaction related operating expenses	$ 18,433	$ 16,217	$ 17,628	$ 18,880	$ 18,932	$ 74,761	$ 94,791

Appendix II: Reconciliation of GAAP to Non-GAAP Measures

Transaction Related Costs

(in $ thousands)	For the three months ended				
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Operating expenses	**$ 39,269**	**$ 33,144**	**$ 41,234**	**$ 35,494**	**$ 31,174**
Personnel	(12,737)	(11,025)	(11,700)	(11,079)	(12,017)
Third-party technology and data	(2,180)	(2,157)	(2,161)	(2,003)	(1,904)
Marketing, advertising, and tradeshows	(995)	(655)	(1,856)	(3,615)	(3,314)
General and administrative	(2,522)	(2,380)	(1,912)	(2,184)	(1,698)
Net interest expense	2,911	4,081	4,515	4,143	3,933
Transaction related costs	**$ 23,746**	**$ 21,008**	**$ 28,120**	**$ 20,756**	**$ 16,174**

Adjusted EBITDA

(in $ thousands)	For the three months ended				
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Net income	**$ 29,702**	**$ 8,007**	**$ 2,939**	**$ 1,294**	**$ 1,140**
Depreciation and amortization	247	227	231	218	206
Income tax (benefit) expense	(16,123)	393	563	16	21
Equity and incentive-based compensation	1,462	905	(134)	1,984	2,437
Other (income) expense, net	(50)	92	(727)	(15)	(1,079)
Fair value adjustment on warrants	-	1,262	377	(89)	(252)
Net interest expense	2,911	4,081	4,515	4,143	3,933
Loss on extinguishment of line of credit	260	-	-	-	-
Adjusted EBITDA	**$ 18,409**	**$ 14,967**	**$ 7,764**	**$ 7,551**	**$ 6,406**

Appendix III: Reconciliation of GAAP to Non-GAAP Measures

Adjusted Net Income (Loss)

(in $ thousands; except per share amounts)	For the three months ended					For the twelve months ended	
	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	December 31, 2023	December 31, 2022
Net income (loss)	$ 29,702	$ 8,007	$ 2,939	$ 1,294	$ 1,140	$ 7,098	$ (38,094)
Discrete tax benefit for valuation allowance release	(16,845)	-	-	-	-	-	-
Loss on extinguishment of line of credit	260	-	-	-	-	-	814
Fair value adjustment on warrants	-	1,262	377	(89)	(252)	456	(50)
Other (income) expenses, net	(50)	92	(727)	(15)	(1,079)	(1,933)	226
Merger-related costs	-	-	-	-	-	-	6,565
Reimubrsement of merger-related costs	-	-	-	-	-	-	(11,000)
Adjusted net income (loss)	**$ 13,067**	**$ 9,361**	**$ 2,589**	**$ 1,190**	**$ (191)**	**$ 5,621**	**$ (41,540)**
Diluted weighted-average shares outstanding	6,024	5,961	5,679	5,730	5,656	5,679	5,444
Adjusted net income (loss) per diluted share	**$ 2.17**	**$ 1.57**	**$ 0.46**	**$ 0.21**	**$ (0.03)**	**$ 0.99**	**$ (7.63)**

[1] Effective May 11, 2023, we performed a 1-for-38 reverse stock split. Share and per-share amounts have been retroactively restated.

Non-GAAP Financial Measures

To supplement our operating results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), we present the following non-GAAP financial measures: Total revenue less transaction related costs; transaction related costs; non-transaction related operating expenses; adjusted net income (loss); adjusted net income (loss) margin; adjusted net income (loss) per diluted share; adjusted operating expenses; adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA"); and Adjusted EBITDA margin. Definitions of these non-GAAP financial measures and summaries of the reasons why management believes that the presentation of these non-GAAP financial measures provide useful information to the company and investors are as follows:

- Total revenue less transaction related costs is defined as GAAP total revenue less transaction related costs. Transaction related costs is the sum of GAAP transaction expense, provision for credit losses, and net interest expense less certain non-recurring charges as detailed in the reconciliation table of GAAP operating income to non-GAAP total revenue less transaction related costs above. We believe that total revenue less transaction related costs is a useful financial measure to both management and investors for evaluating the economic value of orders processed on the Sezzle Platform;
- Non-transaction related operating expenses is defined as the sum of GAAP personnel; third-party technology and data; marketing, advertising, and tradeshows; and general and administrative operating expenses. We believe that non-transaction related operating expenses is a useful financial measure to both management and investors for evaluating our management of operating expenses not directly attributable to orders processed on the Sezzle Platform.
- Adjusted EBITDA is defined as GAAP net income, adjusted for certain non-cash and non-recurring charges including depreciation, amortization, equity and incentive—based compensation, and merger-related costs, as well as net interest expense as detailed in the reconciliation table of GAAP net income to adjusted EBITDA. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business.
- Adjusted EBITDA margin is defined as Adjusted EBITDA divided by GAAP total revenue. We believe that this financial measure is a useful measure for period-to-period comparison of our business' unit economics by removing the effect of certain non-cash and non-recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business.
- Adjusted net income (loss) is defined as GAAP net income, adjusted for certain charges including the release of our deferred tax asset valuation allowance, fair value adjustments on warrants, losses on the extinguishment of our lines of credit, and other income and expense, as detailed in the reconciliation table of GAAP net income to adjusted net income (loss). We believe that this financial measure is useful for period-to-period comparison of our business by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.
- Adjusted net income (loss) margin is defined as Adjusted net income (loss) divided by GAAP total revenue. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.
- Adjusted net income (loss) per diluted share is defined as non-GAAP adjusted net income (loss) divided by GAAP weighted-average diluted shares outstanding. We believe that this financial measure is a useful measure for period-to-period comparison of shareholder return by removing the effect of certain charges that, in management's view, does not correlate to the underlying performance of our business during a given period.

Non-GAAP Financial Measures (Cont.)

Additionally, we have included these non-GAAP measures because they are key measures used by our management to evaluate our operating performance, guide future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of resources. Therefore, we believe these measures provide useful information to investors and other users of this press release to understand and evaluate our operating results in the same manner as our management and board of directors. However, non-GAAP financial measures have limitations, should be considered supplemental in nature, and are not meant as a substitute for the related financial information prepared in accordance with U.S. GAAP. These limitations include the following:

- Total revenue less transaction-related costs is not intended to be measures of operating profit or cash flow profitability as they exclude key operating expenses such as personnel, general and administrative, and third-party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
- Transaction related costs exclude significant expenses such as personnel, general and administrative, and third-party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
- Non-transaction related operating expenses exclude significant expenses, including transaction expense and provision for credit losses, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
- Adjusted EBITDA and adjusted EBITDA margin exclude certain recurring, non-cash charges such as depreciation, amortization, and equity and incentive—based compensation, which have been, and will continue to be for the foreseeable future, recurring GAAP expenses. Further, these non-GAAP financial measures exclude certain significant cash inflows and outflows, which have a significant impact on our working capital and cash.
- Adjusted EBITDA and adjusted EBITDA margin excludes net interest expense, which has a significant impact on our GAAP net income, working capital, and cash.
- Adjusted net income (loss), adjusted net income (loss) margin, and adjusted net income (loss) per diluted share excludes certain charges such as losses on the extinguishment of our lines of credit, fair value adjustments on our warrants, other income and expense, and the release of our deferred tax asset valuation allowance which have been, and may be in the future, recurring GAAP expenses.
- Long-lived assets being depreciated or amortized may need to be replaced in the future, and these non-GAAP financial measures do not reflect the capital expenditures needed for such replacements, or for any new capital expenditures or commitments.
- These non-GAAP financial measures do not reflect income taxes that may represent a reduction in cash available to us.
- Non-GAAP measures do not reflect changes in, or cash requirements for, our working capital needs.
- Other companies, including companies in our industry, may calculate the non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures.

Because of these limitations, you should not consider these non-GAAP financial measures in isolation or as substitutes for analysis of our financial results as reported under GAAP, and these non-GAAP financial measures should be considered alongside other financial performance measures, including net income and other financial results presented in accordance with GAAP. We encourage you to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Thank You

Lee Brading, CFA

SVP, Corporate Development & Investor Relations

InvestorRelations@sezzle.com

Erin Foran

Media & PR

MediaRelations@sezzle.com